As filed with the Securities and Exchange Commission on April 20, 2004

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 20, 2004

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-24531

DELAWARE (State or other jurisdiction of incorporation)	52-2091509 (I.R.S. employer identification number)

2 Bethesda Metro Center Bethesda, MD (Address of principal executive offices)

20814 (Zip Code)

(301) 215-8300 (Registrant’s telephone number, including area code)

INFORMATION INCLUDED IN THIS REPORT

Item 12. Results of Operations and Financial Condition

On April 20, 2004, CoStar Group, Inc. announced its financial results for the quarter ended March 31, 2004. The full text of the press release (the “Press Release”) issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the Press Release shall be considered “furnished” pursuant to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of the Registrant’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2004	COSTAR GROUP, INC.

	By:	/s/ Frank A. Carchedi

Name: Frank A. Carchedi Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 20, 2004